Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	SINA CORP
Entity Central Index Key	0001094005
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	61,774,706

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 643,619	$ 746,423
Short-term investments	239,216	75,095
Accounts receivable, net of allowances for doubtful accounts of $9,262 and $8,791, respectively (include due from CRIC of $2,010 and $6,103 as of December 31, 2010 and 2009, respectively)	89,843	74,999
Prepaid expenses and other current assets	35,981	22,381
Total current assets	1,008,659	918,898
Property and equipment, net	33,289	23,022
Equity investments	508,113	580,606
Intangible assets, net	1,524	3,690
Goodwill	84,050	84,050
Other assets	455	3,576
Total assets	1,636,090	1,613,842
Current liabilities:
Accounts payable	3,963	1,918
Accrued liabilities	96,192	81,712
Income taxes payable	17,011	14,526
Deferred revenue	31,858	27,258
Convertible debt	99,000	99,000
Total current liabilities	248,024	224,414
Long-term liabilities:
Deferred revenue	145,274	164,019
Other liabilities	2,266	2,710
Total long-term liabilities	147,540	166,729
Total liabilities	395,564	391,143
Commitments and contingencies (Note 16)
SINA shareholders' equity:
Ordinary shares: $0.133 par value; 150,000 shares authorized; 61,775 and 60,919 shares issued and outstanding as of December 31, 2010 and 2009, respectively	8,216	8,102
Additional paid-in capital	596,110	571,024
Accumulated other comprehensive income	63,612	52,137
Retained earnings	571,370	590,464
Total SINA shareholders' equity	1,239,308	1,221,727
Noncontrolling interests	1,218	972
Total shareholders' equity	1,240,526	1,222,699
Total liabilities and shareholders' equity	$ 1,636,090	$ 1,613,842

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for doubtful accounts	$ 9,262	$ 8,791
Accounts receivable, net due from a related party	$ 2,010	$ 6,103
SINA shareholders' equity:
Ordinary shares, par value	$ 0.133	$ 0.133
Ordinary shares, shares authorized	150,000	150,000
Ordinary shares, shares issued	61,775	60,919
Ordinary shares, shares outstanding	61,775	60,919

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues:
Advertising (include revenue received from CRIC of $2,526, $852 and nil for 2010, 2009 and 2008, respectively)	$ 290,814	$ 227,895	$ 258,499
Non-advertising (include amortization of deferred revenue from CRIC of $18,745, $4,686 and nil for 2010, 2009 and 2008, respectively)	111,803	130,672	111,088
Net revenues	402,617	358,567	369,587
Costs of revenue:
Advertising	116,295	99,835	100,008
Non-advertising	52,115	58,457	50,327
Costs of revenue	168,410	158,292	150,335
Gross profit	234,207	200,275	219,252
Operating expenses:
Sales and marketing	77,996	85,133	79,784
Product development	34,048	33,777	30,371
General and administrative	22,585	40,025	33,179
Amortization of intangible assets	3,335	4,138	1,337
Total operating expenses	137,964	163,073	144,671
Income from operations	96,243	37,202	74,581
Interest and other income, net	8,804	8,371	18,270
Earnings from equity investments, net	12,604
Gain on sale of business or (impairment in equity investment)	(128,554)	375,055	2,358
Income (loss) before income tax expense	(10,903)	420,628	95,209
Income tax expense	(8,436)	(8,323)	(14,042)
Net income (loss)	(19,339)	412,305	81,167
Less: Net income (loss) attributable to the noncontrolling interest	(245)	410	529
Net income (loss) attributable to SINA	$ (19,094)	$ 411,895	$ 80,638
Basic net income (loss) per share attributable to SINA	$ (0.31)	$ 7.53	$ 1.44
Diluted net income (loss) per share attributable to SINA	$ (0.31)	$ 6.95	$ 1.33
Shares used in computing basic net income (loss) per share attributable to SINA	61,216	54,722	55,821
Shares used in computing diluted net income (loss) per share attributable to SINA	61,216	59,259	60,474

Consolidated Statements of Operations (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenues:
Fees received from a related party	$ 2,526	$ 852
Amortization of deferred revenue	$ 18,745	$ 4,686

Consolidated Statements of Shareholders' Equity (USD $) In Thousands	Total	Comprehensive Income (loss)	Ordinary Shares	Additional Paid-In Capital	Shares Repurchased	Accumulated Other Comprehensive Income	Retained Earnings	Noncontrolling Interest
Balance at Dec. 31, 2007	$ 494,976		$ 7,384	$ 358,232	$ 0	$ 31,429	$ 97,931	$ 0
Balance, shares at Dec. 31, 2007			55,521		0
Issuance of ordinary shares pursuant to stock plans	10,549		80	10,469
Issuance of ordinary shares pursuant to stock plans, shares			600
Stock-based compensation expenses of stock plans	14,309			14,309
Sale of subsidiaries' shares to noncontrolling interest	3,514							3,514
Others	(130)			(130)
Comprehensive income (loss):
Net income (loss)	81,167	81,167					80,638	529
Unrealized gain on marketable securities	591	591				591
Currency translation adjustments	19,572	19,572				19,572
Total comprehensive income (loss)	101,330	101,330
Balance at Dec. 31, 2008	624,548		7,464	382,880	0	51,592	178,569	4,043
Balance, shares at Dec. 31, 2008			56,121		0
Repurchase of ordinary shares	(50,074)				(50,074)
Repurchase of ordinary shares, shares					(2,455)
Cancellation of repurchased ordinary shares			(327)	(49,747)	50,074
Cancellation of repurchased ordinary shares, shares			(2,455)		2,455
Issuance of ordinary shares pursuant to stock plans	26,175		219	25,956
Issuance of ordinary shares pursuant to stock plans, shares			1,644
Issuance of ordinary shares pursuant to private equity placement	180,000		746	179,254
Issuance of ordinary shares pursuant to private equity placement, shares			5,609
Issuance cost of private equity placement	(349)			(349)
Stock-based compensation expenses of stock plans	22,637			22,637
Stock-based compensation expenses of private equity placement	10,726			10,726
Sale of subsidiaries' shares to noncontrolling interest	798							798
Purchase of subsidiaries' shares from noncontrolling interest	(342)			(171)				(171)
Disposal of noncontrolling interest in a subsidiary	(4,270)			(162)				(4,108)
Comprehensive income (loss):
Net income (loss)	412,305	412,305					411,895	410
Unrealized gain on marketable securities	329	329				329
Currency translation adjustments	216	216				216
Total comprehensive income (loss)	412,850	412,850
Balance at Dec. 31, 2009	1,222,699		8,102	571,024	0	52,137	590,464	972
Balance, shares at Dec. 31, 2009			60,919		0
Issuance of ordinary shares pursuant to stock plans	11,798		114	11,684
Issuance of ordinary shares pursuant to stock plans, shares			856
Stock-based compensation expenses of stock plans	13,402			13,402
Sale of subsidiaries' shares to noncontrolling interest	453							453
Comprehensive income (loss):
Net income (loss)	(19,339)	(19,339)					(19,094)	(245)
Others	868	868				868
Currency translation adjustments	10,645	10,645				10,607		38
Total comprehensive income (loss)	(7,826)	(7,826)
Balance at Dec. 31, 2010	$ 1,240,526		$ 8,216	$ 596,110	$ 0	$ 63,612	$ 571,370	$ 1,218
Balance, shares at Dec. 31, 2010			61,775		0

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income (loss)	$ (19,339)	$ 412,305	$ 81,167
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	13,609	15,272	16,002
Stock-based compensation	13,402	33,363	14,309
Amortization of intangible assets	3,335	4,403	1,603
Provision for allowance for doubtful accounts	1,239	5,269	3,528
Deferred income taxes	(706)	1,230	(56)
Earnings from equity investments, net	(12,604)
Impairment in equity investment or (gain on sale of business)	128,554	(375,055)	(2,358)
Realized (unrealized) foreign exchange gains from liquidated subsidiaries		1,964	(1,964)
Loss (gain) on disposal of property and equipment	(47)	53	53
Changes in assets and liabilities (net of effect from business acquisition and disposal):
Accounts receivable	(13,390)	(1,746)	(21,903)
Prepaid expenses and other current assets	442	(5,565)	65
Other assets	3,211	(3,240)	24
Accounts payable	(128)	(76)	62
Accrued liabilities	11,768	16,493	14,646
Income taxes payable	2,024	(2,751)	8,614
Deferred revenue	(14,775)	(3,833)	208
Net cash provided by operating activities	116,595	98,086	114,000
Cash flows from investing activities:
Purchases of short-term investments	(558,165)	(45,692)	(154,036)
Maturities of short-term investments	399,018	191,614	150,885
Purchases of property and equipment	(20,892)	(4,909)	(18,790)
Cash disposed in conjunction with the spin off of China Online Housing Technology Corporation		(11,647)
Investments and prepayments on investments	(55,871)	(17,076)
Cash paid for acquisitions of intangible assets		(626)
Cash paid for acquisitions, net of cash acquired			(2,019)
Net cash provided by (used in) investing activities	(235,910)	111,664	(23,960)
Cash flows from financing activities:
Proceeds from issuance of ordinary shares pursuant to stock plans	12,497	25,436	10,549
Proceeds from issuance of ordinary shares pursuant to private equity placement		180,000
Repurchase of ordinary shares		(50,074)
Proceeds from sales of noncontrolling interest in subsidiaries		798	2,500
Other financing activities	(520)	(861)	(642)
Net cash provided by financing activities	11,977	155,299	12,407
Effect of exchange rate change on cash and cash equivalents	4,534	(1,946)	9,207
Net increase (decrease) in cash and cash equivalents	(102,804)	363,103	111,654
Cash and cash equivalents at the beginning of the year	746,423	383,320	271,666
Cash and cash equivalents at the end of the year	643,619	746,423	383,320
Supplemental disclosures:
Cash paid for income taxes	(7,108)	(10,607)	(5,270)
Cash paid for acquisitions			(3,663)
Cash acquired			1,644
Cash paid for acquisitions, net of cash acquired			(2,019)
Supplemental disclosures of noncash investing and financing activities:
Equity investment in China Real Estate Information Corporation in exchange for the spin off of SINA's online real estate business in China Online Housing Technology Corporation and certain licenses and services agreements		$ 572,000

Operations	12 Months Ended
Dec. 31, 2010
Operations [Abstract]
Operations
1. Operations
     SINA Corporation (“SINA”, “we” or the “Company”) is an online media company and MVAS provider in the People’s Republic of China and for the global Chinese communities. With a branded network of localized websites targeting Greater China and overseas Chinese, the Company provides services mainly through SINA.com (online news and content), Weibo.com (microblog) and SINA Mobile (MVAS). Through these businesses and properties and other business lines, SINA offers an array of services, including region-focused online portals, MVAS, microblog, blog, video and music streaming, photo sharing, online games, email, search, classified listings, fee-based services, e-commerce and enterprise e-solutions. The Company generates the majority of its revenues from online advertising and MVAS offerings and, to a lesser extent, from fee-based services.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies
2. Significant Accounting Policies
Basis of presentation and Use of estimates
     The preparation of the Company’s consolidated financial statements is in conformity with Generally Accepted Accounting Principles in the United States (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from such estimates. The Company believes the accounting for advertising and MVAS revenues, accounting for income taxes, assessment of impairment of goodwill and long-lived assets, allowances for doubtful accounts, assessment of impairment of equity investments, stock-based compensation, consolidation, determination of the estimated useful lives of assets, accounting for advertising expenses, and foreign currency represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of its consolidated financial statements.
Consolidation
     The consolidated financial statements include the accounts of the Company, its wholly-owned and majority-owned subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated.
     To comply with PRC laws and regulations, the Company provides substantially all of its Internet content and MVAS services in China via its VIEs. These VIEs are wholly or partially owned by certain employees of the Company. The capital for the VIEs are funded by the Company and recorded as interest-free loans to these PRC employees. These loans were eliminated with the capital of the VIEs during consolidation. Under various contractual agreements, employee shareholders of the VIEs are required to transfer their ownership in these entities to the Company’s subsidiaries in China when permitted by PRC laws and regulations or to designees of the Company at any time for the amount of loans outstanding. All voting rights of the VIEs are assigned to the Company and the Company has the right to appoint all directors and senior management personnel of the VIEs. The Company has also entered into exclusive technical service agreements with the VIEs under which the Company provides technical and other services to the VIEs in exchange for substantially all net income of the VIEs. In addition, employee shareholders of the VIEs have pledged their shares in the VIEs as collateral for the non-payment of loans or for the technical and other services fees due to the Company. As of December 31, 2010, the total amount of interest-free loans to these PRC employees was  $17.6 million and the aggregate accumulated losses of all VIEs were approximately  $5.4 million, which have been included in the consolidated financial statements.
     As of December 31, 2010, the total assets for the consolidated VIEs were  $79.8 million, mainly comprising cash and cash equivalents, accounts receivable and property and equipment. As of December 31, 2010, the total liabilities for the consolidated VIEs were  $60.3 million, mainly comprising deferred revenue and accrued liabilities to suppliers and agents. These balances are reflected in SINA’s consolidated financial statements with intercompany transactions eliminated.
     Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs and direct the transfer of assets out of its VIEs. Therefore the Company considers that there is no asset of VIEs that can be used only to settle obligations of VIEs, except for registered capital and PRC statutory reserves of VIEs amounting to a total of  $24.9 million as of December 31, 2010. Since our VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of our VIEs do not have recourse to the general credit of the Company. Liabilities of the consolidated VIEs totaled  $60.3 million as of December 31, 2010,  $44.0 million in accrued liabilities,  $9.4 million in tax payable and  $6.9 million in deferred revenue. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Company is conducting certain businesses mainly through its VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.
     The following is a summary of the Company’s major VIEs:
•	Beijing SINA Internet Information Service Co., Ltd. (the “ICP Company”), a China company controlled through business agreement. The ICP Company is responsible for operating www.sina.com.cn in connection with its Internet content company license, selling the advertisements to advertisers and providing MVAS with its Value-Added Telecommunication Services Operating License in China via third-party operators to the users. It is 1.5% owned by Yan Wang, the Company’s Chairman of the Board, 22.50% owned by the Company’s executive officer Tong Chen, 26.75% owned by the Company’s executive officer Hong Du, and 49.25% owned by two other non-executive PRC employees of the Company. The registered capital of the ICP Company is $2.5 million.

•	Guangzhou Media Message Technologies, Inc. (“Xunlong”), a China company controlled through business agreement. Xunlong is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by two non-executive PRC employees of the Company. The registered capital of the Xunlong is $1.2 million.

•	Beijing Star-Village Online Cultural Development Co., Ltd. (“StarVI”), previously translated as Beijing Star-Village.com Cultural Development Co., Ltd, a China company controlled through business agreement. StarVI is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of the StarVI is 1.2 million.

•	Shenzhen Wang Xing Technology Co., Ltd. (“Wangxing”), a China company controlled through business agreement. Wangxing is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of Wangxing is $1.2 million.

•	Beijing SINA Infinity Advertising Co., Ltd. (the “IAD Company”), a China company controlled through business agreement. The IAD Company is an advertising agency. It is owned by two non-executive PRC employees of the Company. This entity has an approved business scope including design, production, agency and issuance of advertisements. The registered capital of the IAD Company is $7.3 million.
     The Company began to consolidate the ICP Company in October 2001. Xunlong and StarVI were acquired from Memestar Limited in January 2003 and the operating results for these two companies were consolidated by the Company since January 2003. Wangxing was acquired from Crillion Corporation in March 2004 and the operating results for Wangxing were consolidated by the Company since March 2004. The operating results of the IAD Company were consolidated since its establishment in 2004.
Noncontrolling interest
     In accordance with the revised FASB guidance on accounting for minority interest, starting January 1, 2009, the Company has renamed its minority interest to noncontrolling interest and reclassified the related amount in its consolidated balance sheets from the mezzanine section between liabilities and equity to a separate line item in the equity section. The Company also expanded disclosures in its consolidated financial statements to identify and distinguish the interest of SINA from the interest of noncontrolling interest holders. Consistent with the revised guidance, the Company has applied the presentation and disclosure requirements retroactively for all periods presented for comparability purposes.
Fair value of financial instruments
     All financial assets and liabilities are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually).
     Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.
     Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:
     Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.
     Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model- derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
     Level 3 applies to asset or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.
     The carrying amount of cash and cash equivalents, short-term investments, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities, and deferred revenue approximates fair value.
Shares repurchase
     The Company accounts for repurchased ordinary shares under the cost method and includes such share repurchased as a component of the common shareholders’ equity. Cancellation of shares repurchased is recorded as a reduction of ordinary shares and additional paid-in capital, as applicable. An excess of purchase price over par value is allocated to additional paid-in capital.
Cash equivalents
     The Company considers all highly liquid investments with original maturities of three months or less as cash equivalents. At December 31, 2010 and 2009, cash equivalents were comprised of investments in time deposits and money market funds stated at cost plus accrued interest.
Allowances for doubtful accounts
     The Company maintains an allowance for doubtful accounts which reflects its best estimate of amounts that potentially will not be collected. The Company determines the allowance for doubtful accounts based on a historical, rolling average, bad debt rate in the prior year and other factors such as credit-worthiness of customers and age of receivable balances. The Company also provides specific provisions for bad debts when facts and circumstances indicate that the receivable is unlikely to be collected. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, or if the operators incur more bad debt than their original estimates, more bad debt allowance may be required.
Long-lived assets
     Property and equipment. Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally from three to four years for computers and equipment and five years for furniture and fixtures. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the remaining lease term. Depreciation expenses were  $13.6 million,  $15.3 million and  $16.0 million for 2010, 2009 and 2008, respectively.
     Goodwill. Goodwill is carried at cost and tested for impairment at least annually or more frequently if facts or change in circumstances indicate that this asset may be impaired. A two-step test is used to assess goodwill for impairment. First, the fair value of each reporting unit, defined as the operating segment or one level below, is compared to its carrying value including goodwill. The Company generally determines the fair value of its reporting units using market approach and income approach. If the carrying value of a reporting unit exceeds its fair value, the second step shall be performed and an impairment loss equal to the difference between the implied fair value of the reporting unit’s goodwill and the carrying amount of the goodwill will be recorded.
     Intangible assets other than goodwill. Intangible assets arising from acquisitions are recognized at fair value upon acquisition and amortized on a straight-line basis over their estimated useful lives, generally from eighteen months to ten years.
     Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold or use is based on the amount by which the carrying value exceeds the fair value of the asset.
Equity investments
     Equity investments are comprised of investments in publicly traded companies and privately-held companies. The Company accounts for its common stock equivalent equity investment over which it has significant influence but does not own a majority equity interest or otherwise control using the equity method. For equity investments over which the Company does not have significant influence, the cost method accounting is used. For equity investments in shares that are not common stock or in-substance common stock and that do not have readily determinable fair value, the cost method accounting is used. The Company accounts for its investment in China Real Estate Information Corporation (“CRIC”) using the equity method of accounting. Following the acquisition date, the Company records its share of the results of CRIC one quarter in arrear within earnings in equity interests.
     The Company assesses its equity investments for other-than-temporary impairment by considering factors including, but not limited to, stock prices of public companies in which the Company has an equity investment, current economic and market conditions, operating performance of the companies, including current earnings trends and undiscounted cash flows, and other company-specific information, such as recent financing rounds. The fair value determination, particularly for investments in privately-held companies, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments and the determination of whether any identified impairment is other-than-temporary. If any impairment is considered other-than-temporary, the Company will write down the asset to its fair value and take the corresponding charge to the Consolidated Statements of Operations.
     The Company invests in marketable equity securities to meet business objective and intends to hold the securities for more than 12 months from the balance sheet date. These marketable securities are classified and accounted for as available-for-sale securities under Equity Investments. Investments classified as available-for-sale securities are reported at fair value with unrealized gains (losses), if any, recorded as accumulated other comprehensive income in shareholders’ equity. Realized gains or losses are charged to income during the period in which the gain or loss is realized. If the Company determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss. The fair value of the investment would then become the new cost basis of the investment and shall not be adjusted for subsequent recoveries in fair value. Subsequent increases and decreases in the fair value of available-for-sale securities will be included in comprehensive income through a credit or charge to shareholders’ equity except for an other-than- temporary impairment, which will be charged to income.
Convertible debt
     Effective January 1, 2009 the Company adopted the revised guidance on accounting for convertible debt instrument issued by the FASB, which requires issuers of convertible debt that may be settled wholly or partly in cash when converted to account for the debt and equity components separately. The revised guidance has to be applied retrospectively to all periods and requires the Company to estimate the fair value of its convertible notes as of the date of issuance, and as if the instrument was issued without the conversion feature. The difference between the fair value and the principal amount of the instrument was retrospectively recorded as debt discount and as a component of equity. The debt discount was subsequently amortized as interest cost over its expected life of four years from its issuance date to its earliest conversion date. Although the revised guidance did not have an impact on the Company’s past or future cash flows, it required the Company to record non-cash interest expense that would not have occurred under the previous GAAP guidance. Convertible notes are classified as a current liability if they are or will be callable within one year from the balance sheet date, even though liquidation may not be expected within that period.
Revenue recognition
Advertising
     Advertising revenues are derived principally from online advertising and, to a lesser extent, sponsorship arrangements. Online advertising arrangements allow advertisers to place advertisements on particular areas of the Company’s websites, in particular formats and over particular periods of time. Advertising revenues from online advertising arrangements are recognized ratably over the contract period of display when the collectability is reasonably assured. Sponsorship arrangements allow advertisers to sponsor a particular area on its websites in exchange for a fixed payment over the contract period. Advertising revenues from sponsorship are recognized ratably over the contract period. Advertising revenues derived from the design, coordination and integration of online advertising and sponsorship arrangements to be placed on the Company’s websites are recognized ratably over the term of such programs.
     Revenues for advertising services are recognized net of agency rebates. Advertising arrangements involving multiple deliverables are broken down into single-element arrangements based on their relative fair value for revenue recognition purposes. The Company recognizes revenue on the elements delivered and defers the recognition of revenue for the fair value of the undelivered elements until the remaining obligations have been satisfied.
     Revenues from barter transactions are recognized during the period in which the advertisements are displayed on the Company’s properties. Barter transactions are recorded at the lower of the fair value of the goods and services received or the fair value of the advertisement given, provided the fair value of the transaction is reliably measurable. Revenues from barter transactions were immaterial for all periods presented.
     Deferred revenue primarily consists of contractual billings in excess of recognized revenue and payments received in advance of revenue recognition.
Non-advertising
     MVAS.   MVAS revenues are derived principally from providing mobile phone users with SMS, MMS, CRBT, WAP, IVR and KJAVA games. These services include news and other content subscriptions, picture and logo download, ring tones, ring back tones, mobile games and access to music files. Revenues from MVAS are charged on a monthly or per-usage basis. Such revenues are recognized in the period in which the service is performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.
     The Company contracts with China Mobile and its subsidiaries, China Unicom and its subsidiaries, China Telecommunications Corporation and its subsidiaries, and, to a lesser degree, other operators, for billing, collection and transmission services related to the MVAS offered to its users. The Company also contracts with other service providers to provide content and to distribute MVAS or other services for us. Revenues are recorded on a gross basis when most of the gross indicators are met, such as the Company is considered the primary obligor in the arrangement, designs and develops (in some cases with the assistance of third-parties) the MVAS, has reasonable latitude to establish price, has discretion in selecting the operators to offer its MVAS, provides customer services related to the MVAS and takes on the credit risks associated with the transmission fees. Conversely, revenues are recorded on a net basis when most of the gross indicators are not met.
     The Company purchases certain contents from third-party content providers for its MVAS. In most of these arrangements, the fees payable to the third-party content providers are calculated based on certain percentages of the revenue earned by their contents after deducting the fees paid to the third-party operators. The Company’s MVAS revenues are inclusive of such fees when the Company acts as the principal in these arrangements by having the ability to determine the fees charged to end users and being the primary obligor to the end users with respect to providing such services.
     Due to the time lag between when the services are rendered and when the operator billing statements are received, MVAS revenues are estimated based on the Company’s internal billing records and transmissions for the month, adjusting for prior periods’ confirmation rates with operators and prior periods’ discrepancies between internally estimated revenues and actual revenues confirmed by operators. The confirmation rate applied to the estimation of revenues is determined at the lower of the latest confirmation rate available and the average of six-month historical rates if such historical average is available. If the Company has not yet received confirmation rates for six months, revenues would be deferred until billing statements are received from the operators. Historically, there have been no significant adjustments to the revenue estimates.
     Historically, due to the time lag of receiving billing statements from operators and the lack of adequate information to make estimates, the Company has adopted a one-month lag reporting policy for MVAS revenues. Such policy has been applied on a consistent basis and does not apply to MVAS revenues from acquired entities Memestar Limited and Crillion Corporation as the acquired entities were able to obtain timely and accurate information to support their revenue estimates through the acquisition dates which has continued since our acquisition. For the years ended December 31, 2010, 2009 and 2008, the Company recorded MVAS revenues in the amount of  $86.2 million,  $119.3 million and  $103.3 million, respectively. The impact of reporting in one-month lag for MVAS revenues is immaterial.
     Credit memos issued by operators on billings that were previously settled and for which payments have been received are accounted for as a credit to revenue based on a historical rolling average. Historically, the true-ups between accrued amounts and actual credit memos issued have not been material.
     Deferred revenue. Deferred revenue is mostly derived from the amended and restated advertising agency agreement, the domain name and content license agreement, the trademark license agreement and the software license and support services agreement (“License Agreements”) SINA entered into with China Online Housing Technology Corporation (“COHT”) in September 2009 as part of the Company’s consideration for the interest in CRIC. The amount allocated to the fair value of the License Agreements was  $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenue and amortized over the contract period of ten years. See Note 3 for further discussion related to equity investment in CRIC.
     Fee-based services. Fee-based services allow the Company’s users to subscribe to services on its websites including online games, paid personal email services, paid corporate emails services, etc. Revenues from these services are recognized over the periods in which the services are performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.
     The recognition of these revenues is partly based on the Company’s assessment of the probability of collection of the resulting accounts receivable balance. As a result, the timing or amount of revenue recognition may have been different if the Company’s assessment of the probability of collection of accounts receivable had been different.
     The Company presents taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction on a gross basis in the financial statements. These taxes include business taxes, surcharges and cultural business construction fees. The total amount of such taxes for 2010, 2009 and 2008 were  $27.2 million,  $22.9 million and  $25.9 million, respectively.
Costs of revenues
     Advertising. Costs of advertising revenues consist mainly of costs associated with the production of websites, which includes fees paid to third parties for Internet connection, content and services, payroll-related expenses, and equipment depreciation associated with the website production. Costs of advertising revenues also include business taxes, net of business tax refund received, surcharges and cultural business construction fees levied on advertising sales in China, which in aggregate approximate 8.5% of the advertising revenues in China.
     Non-advertising. Costs of non-advertising revenues consist mainly of fees paid to or retained by the third-party operators for their services relating to the billing and collection of the Company’s MVAS revenues and for using their transmission gateways. Costs of non-advertising revenues also consist of fees or royalties paid to third-party content and service providers associated with the MVAS, costs for providing the enterprise services and business taxes levied on non-advertising revenues in China. Business taxes and surcharges levied on non-advertising revenues are approximately 3.3% for mobile related revenues and 5.5% for other non-advertising revenues.
Product development expenses
     Product development expenses consist primarily of payroll-related expenses incurred for enhancement to and maintenance of the Company’s websites as well as costs associated with new product development and product enhancements. The Company expenses all costs incurred for the planning and post implementation phases of development and costs associated with repair or maintenance of the existing site or the development of website content. Since inception, the amount of costs qualifying for capitalization has been immaterial and, as a result, all product development costs have been expensed as incurred.
Advertising expense
     Advertising expenses consist primarily of costs for the promotion of corporate image, product marketing and direct marketing. The Company expenses all advertising costs as incurred and classify these costs under sales and marketing expense. The nature of the Company’s direct marketing activities is such that they are intended to acquire subscribers for subscription-based and usage-based MVAS. The Company expenses all such direct marketing expenses. Advertising expenses for 2010, 2009 and 2008 were  $45.0 million,  $45.8 million and  $46.4 million, respectively.
Stock-based compensation
     All stock-based awards to employees and directors, including stock options and restricted share units, are measured at the grant date based on the fair value of the awards. Stock-based compensation, net of forfeitures, is recognized as expense on a straight-line basis over the requisite service period, which is the vesting period.
     The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options. The determination of estimated fair value of stock-based payment awards on the grant date using an option pricing model is affected by the Company’s stock price as well as assumptions regarding a number of complex and subjective variables. These variables include the Company’s expected stock price volatility over the expected term of the awards, actual and projected employee stock option exercise behaviors, a risk-free interest rate and any expected dividends. Shares of our subsidiaries, which do not have quoted market prices, were valued based on the income approach, if a revenue model had been established, or the market approach, the results of which were considered with that of other approaches, including the replacement cost method, to assess reasonableness. Options granted generally vest over four years.
     The Company recognizes the estimated compensation cost of service-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The Company recognizes the compensation cost, net of estimated forfeitures, over a vesting term of generally three to four years.
     The Company recognizes the estimated compensation cost of performance-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The awards are earned upon attainment of identified performance goals. The Company recognizes the compensation cost, net of estimated forfeitures, over the performance period. The Company also adjusts the compensation cost based on the probability of performance goal achievement at the end of each reporting period.
     Forfeitures are estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option and restricted share units forfeitures and record stock-based compensation expense only for those awards that are expected to vest. See Note 12 for further discussion on stock-based compensation.
Operating leases
     The Company leases office space under operating lease agreements with initial lease term up to three years. Rental expense is recognized from the date of initial possession of the leased property on a straight-line basis over the term of the lease. Certain lease agreements contain rent holidays, which are recognized on a straight-line basis over the lease term. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease term.
Income taxes
     Income taxes. Income taxes are accounted for using the asset and liability approach. Under this approach, income tax expense is recognized for the amount of taxes payable or refundable for the current year. In addition, deferred tax assets and liabilities are recognized for expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating losses and tax credit carryforwards. The Company records a valuation allowance to reduce deferred tax assets to an amount for which realization is more likely than not.
     Uncertain tax positions. To assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.
Foreign currency
     The Company’s reporting currency and functional currency are the U.S. dollar. The Company’s operations in China and in international regions use their respective currencies as their functional currencies. The financial statements of these subsidiaries are translated into U.S. dollars using period-end rates of exchange for assets and liabilities and average rates of exchange in the period for revenues and expenses.
     Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of shareholders’ equity. Translation gains or losses are not released to net income unless the associated net investment has been sold, liquidated, or substantially liquidated. Net gains and losses resulting from foreign exchange transactions are included in interest and other income.
Foreign currency translation adjustments to the Company’s comprehensive income (loss) for 2010, 2009 and 2008 were  $10.6 million,  $0.2 million and  $19.6 million, respectively. The Company recorded a net foreign currency transaction gain of  $1.3 million in 2010, a net foreign currency transaction loss of  $0.1 million in 2009, and a net foreign currency transaction gain of  $3.3 million in 2008. The net foreign currency transaction gain in 2008 and 2010 were resulted from the Chinese RMB appreciating against the U.S. dollar.
Net income (loss) per share
     Basic net income (loss) per share is computed using the weighted average number of ordinary shares outstanding during the period. Diluted net income (loss) per share is computed using the weighted average number of ordinary share and ordinary share equivalents outstanding during the period. Ordinary share equivalents include options to purchase ordinary shares and restricted share units, and conversion of zero-coupon, convertible, subordinated notes, unless they were anti-dilutive.
Comprehensive income (loss)
     Comprehensive income (loss) is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Comprehensive income (loss) for the periods presented includes net income (loss), foreign currency translation adjustments, share of change in other comprehensive income of CRIC one quarter in arrears, which are foreign currency translation adjustments, and unrealized gains (losses) on marketable securities classified as available-for-sale.
Nonmonetary transaction
     We account for nonmonetary transaction based on ASC 845-10 “Exchanges of Nonmonetary Assets,” which requires the assets exchanged to be based on fair value unless one of the three conditions is met: (1) the fair value of the asset relinquished or received cannot be determined (within reasonable limits), (2) there is an exchange of inventory for inventory that will be sold in the same line of business to facilitate sales to customers, or (3) the transaction lacks commercial substance. The determination of fair value requires significant judgment in estimates and assumptions. Changes in these estimates and assumptions could materially affect the calculation of the fair value.
Disposal of business
     We account for the disposal of a business by recognizing a gain or loss measured as the difference between (a) the aggregate of (1) the fair value of any consideration received, (2) the fair value of any retained noncontrolling investment in the former business at the date the business is deconsolidated and (3) the carrying amount of any noncontrolling interest in the former business (including any accumulated other comprehensive income (loss) attributable to the noncontrolling interest) at the date the business is deconsolidated; and (b) the carrying amount of the former business’s assets and liabilities. The determination of fair value requires significant judgment in estimates and assumptions. Changes in these estimates and assumptions could materially affect the calculation of the fair value.
Recent accounting pronouncements
     In October 2009, the FASB issued new guidance on revenue recognition for arrangements with multiple deliverables and certain revenue arrangements that include software elements. By providing another alternative for determining the selling price of deliverables, the guidance for arrangements with multiple deliverables will allow companies to allocate arrangement consideration in multiple deliverable arrangements in a manner that better reflects the transaction’s economics and will often result in earlier revenue recognition. The new guidance modifies the fair value requirements of previous guidance by allowing “best estimate of selling price” in addition to vendor-specific objective evidence (“VSOE”) and other vendor objective evidence (“VOE”, now referred to as “TPE” standing for third-party evidence) for determining the selling price of a deliverable. A vendor is now required to use its best estimate of the selling price when VSOE or TPE of the selling price cannot be determined. In addition, the residual method of allocating arrangement consideration is no longer permitted under the new guidance. The new guidance for certain revenue arrangements that include software elements removes non-software components of tangible products and certain software components of tangible products from the scope of existing software revenue guidance, resulting in the recognition of revenue similar to that for other tangible products. The new guidance is effective for fiscal years beginning on or after June 15, 2010. We do not expect adoption of the new guidance will have material impact on the consolidated financial statement.
     In December 2010, the FASB issued revised guidance on “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” The revised guidance specifies that an entity with reporting units that have carrying amounts that are zero or negative is required to assess whether it is more likely than not that the reporting units’ goodwill is impaired.
If the entity determines that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the entity should perform Step 2 of the goodwill impairment test for those reporting unit(s). Any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period adoption. Any goodwill impairments occurring after the initial adoption of the revised guidance should be included in earnings as required by Section 350-20-35. The revised guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. We do not expect adoption of the new guidance will have material impact on the consolidated financial statement.
     In December 2010, the FASB issued revised guidance on the “Disclosure of Supplementary Pro Forma Information for Business Combinations.” The revised guidance specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The revised guidance also expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The revised guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. We do not expect adoption of the new guidance will have material impact on the consolidated financial statement.

Equity Investments	12 Months Ended
Dec. 31, 2010
Equity Investments [Abstract]
Equity Investments
3. Equity Investments
     Equity investments comprised of investments in publicly traded companies including CRIC and other privately-held companies. The following sets forth the changes in the Company’s equity investments.

	CRIC	Others	Total
	(In thousands)
Balance at December 31, 2008	$—	$—	$—
Investments made	572,000	8,606	580,606
Balance at December 31, 2009	$572,000	$8,606	$580,606
Investments made	8,929	32,641	41,570
Income (loss) from investment	13,066	(462)	12,604
Write down on investment	(128,554)	—	(128,554)
Others	1,019	868	1,887

Balance at December 31, 2010	$466,460	$41,653	$508,113

Equity Investment in CRIC
     In April 2008, the Company restructured its real estate and home decoration channels and related business into a new subsidiary, COHT, and sold 34% interest to eHouse (China) Holdings Limited (“E-House”), in exchange for a payment of  $2.5 million in cash and a 10-year exclusive license for business-to-consumer usage of E-House’s CRIC database to COHT. The operating results of COHT were subsequently consolidated.
     In July 2009, the Company entered into a definitive agreement (the “Agreement”) with E-House to merge E-House’s real estate information and consulting services and COHT (the “Transaction”). E-House’s real estate information and consulting services are operated by CRIC, a subsidiary of E-House. Under the Agreement, SINA would contribute its online real estate business into its majority-owned subsidiary COHT, and CRIC would issue its own ordinary shares to SINA to acquire SINA’s equity interest in COHT in exchange for shares in CRIC. In September 2009, the Company entered into an amended and restated advertising agency agreement, a domain name and content license agreement, a trademark license agreement and a software license and support services agreement (the “License Agreements”) with COHT as part of its consideration for the interest in CRIC. In October 2009, the Transaction was consummated following the listing of CRIC on the NASDAQ Global Select Market. The Company’s interest in CRIC was valued at  $572.0 million based on CRIC’s IPO price of  $12.00 per American depositary share. On CRIC’s IPO date, the fair value of 66% equity interest in COHT was  $384.6 million which was determined by management with the assistance of a valuation consultant. Netting the value of the corresponding shares of the net assets of COHT amounted to  $8.0 million (including cash and cash equivalents of  $7.6 million and other total assets of  $11.9 million, net of total liabilities of  $11.5 million), the Company recorded a one-time gain of  $376.6 million resulting from the Transaction.
     The amount allocated to the fair value of the License Agreements was  $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenue and amortized over the contract term of ten years. Please refer to Note 7 for further details.
     Beginning October 1, 2009, the Company no longer consolidates the financial results of COHT and instead accounts for its interest in CRIC using the equity method of accounting. To enable the Company to have more time to collect and analyze CRIC’s results, the Company reports its interest in CRIC one quarter in arrears. In accordance with this lag reporting for its investment in CRIC, the Company did not record any equity income from CRIC for 2009. During 2010, the Company acquired an additional  $8.9 million interest in CRIC in the open market, bringing its total ownership to approximately 34% as of December 31, 2010.
     In the fourth quarter of 2010, based on an assessment of other-than-temporary impairment, the Company recorded a  $128.6 million charge to write down the investment in CRIC to its fair value. The Company determined the fair value of its investment in CRIC as of December 31, 2010, based on CRIC’s quoted closing stock price of  $9.60. The investment was accounted for using the equity method with the cost allocated as follows:

(In thousands)
Carrying value of investment in CRIC	$466,460
Proportionate share of CRIC’s shareholders’ equity	329,034

Excess of carrying value of investment over proportionate share of CRIC’s shareholders’ equity	$137,426

The excess of carrying value has been primarily assigned to:
Goodwill	$111,938
Amortizable intangible assets *(1)	33,856
Deferred tax liabilities	(8,368)

$137,426

Cumulative earnings in equity interest	$13,066

*(1)	The weighted average life of the intangible assets recorded in CRIC’s financial statements is 10 years and the intangible assets not included in CRIC’s financial statements, excluding the asset with indefinite life is 7 years.
Other equity investments
     As of December 31, 2010, other equity investments totaled  $41.7 million, of which  $39.3 million in privately-held companies and  $2.4 million in marketable securities. Investments over which the Company had significant influence and were accounted for under the equity method totaled  $8.0 million. Investments over which the Company had no significant influence or interest in which were not considered in substance common shares and, thus, were accounted for under cost method totaled  $31.3 million.
     The Company is required to perform an impairment assessment of its investments whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. As of December 31, 2010, the Company determined that such events and changes did not occur and, thus, concluded that there was no impairment to the carrying value of its other equity investments.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets
4. Goodwill and Intangible Assets
     The Company acquired Memestar Limited, a British Virgin Islands limited liability corporation (“Memestar”) in 2003 and Crillion Corporation, a British Virgin Islands limited liability corporation (“Crillion”) in 2004 to enhance its MVAS offerings as well as increase its market share in the PRC MVAS market. The Company also acquired Davidhill Capital Inc., a British Virgin Islands limited liability corporation (“Davidhill”), and its UC instant messaging technology platform in 2004. In 2008, the Company took controlling interest in a privately-held web-application development firm. The following table summarizes goodwill by segment from these acquisitions:

	Advertising	MVAS	Total
	(In thousands)
Balances at December 31, 2008	$15,159	$68,891	$84,050

Balances at December 31, 2009	$15,159	$68,891	$84,050

Balances at December 31, 2010	$15,159	$68,891	$84,050

     The Company is required to perform an impairment assessment of its goodwill on an annual basis or when facts and circumstances warrant a review. The Company performed an impairment assessment related to goodwill arising from its acquisitions as of December 31, 2010 and concluded that there was no impairment to the carrying value of the goodwill.
     The following table summarized the Company’s intangible assets:

	December 31, 2010			December 31, 2009
		Accumulated			Accumulated
	Cost	Amortization	Net	Cost	Amortization	Net
	(In thousands)			(In thousands)
Technology*	$11,012	$(10,567)	$445	$10,300	$(7,854)	$2,446
Software*	1,844	(1,536)	308	1,844	(922)	922
Other	775	(4)	771	322	—	322

Total	$13,631	$(12,107)	$1,524	$12,466	$(8,776)	$3,690

*	Intangible assets are amortized over the estimated useful lives in the range of two to ten years.
     Amortization expense related to intangible assets was  $3.3 million,  $4.4 million and  $1.6 million for the years ended December 31, 2010, 2009 and 2008, respectively. As of December 31, 2010, estimated amortization expenses for future periods are expected to be as follows:

Year Ended December 31,	(In thousands)
2011	$709
2012	134
2013	45
2014	45
Thereafter	269

Total expected amortization expense	$1,202

Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2010
Cash, Cash Equivalents and Short-term Investments [Abstract]
Cash, Cash Equivalents and Short-term Investments
5. Cash, Cash Equivalents and Short-term Investments
     Cash, cash equivalents and short-term investments consisted of the following:

	December 31,
	2010	2009
	(In thousands)
Cash and cash equivalents:
Cash	$219,017	$118,074
Cash equivalents:
Bank time deposits	198,093	160,027
Money market funds	226,509	468,322

	424,602	628,349

	643,619	746,423

Short-term investments:
Bank time deposits	239,216	75,095

Total cash, cash equivalents and short-term investments	$882,835	$821,518

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values.
Interest income for the years ended December 31, 2010, 2009 and 2008 was  $7.4 million,  $8.4 million and  $15.4 million, respectively.

Balance Sheet Components	12 Months Ended
Dec. 31, 2010
Balance Sheet Components [Abstract]
Balance Sheet Components
6. Balance Sheet Components

	December 31,
	2010	2009
	(In thousands)
Accounts receivable, net:
Accounts receivable	$99,105	$83,790
Allowance for doubtful accounts:
Balance at beginning of year	(8,791)	(9,146)
Disposal of COHT	—	2,440
Additional provision charged to expenses	(1,239)	(5,269)
Recoveries, net of write-off	768	3,184

Balance at end of year	(9,262)	(8,791)

	$89,843	$74,999

Prepaid expenses and other current assets:
Content fees	$5,057	$3,445
Rental and other deposits	5,521	6,222
Prepayments for investments	21,978	7,680
Others	3,425	5,034

	$35,981	$22,381

Property and equipment, net:
Computers and equipment	$95,170	$74,856
Leasehold improvements	6,199	4,819
Furniture and fixtures	5,155	3,916
Other	1,586	1,469

	108,110	85,060
Less: Accumulated depreciation and amortization	(74,821)	(62,038)

	$33,289	$23,022

Accrued liabilities:
Sales rebates	$18,744	$16,197
Content fees	17,430	14,850
Accrued compensation and benefits	11,887	9,284
Marketing expenses	11,232	8,598
Employee payroll withholding tax	3,196	8,717
Advertisement production cost	7,269	3,739
Business taxes payable	8,044	4,707
Sales commission	4,676	3,631
Professional fees	3,083	3,337
Internet connection costs	3,479	3,083
Others	7,152	5,569

	$96,192	$81,712

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions
7. Related Party Transactions
     Based on the amended and restated advertising agency agreements with CRIC, agency fees earned from COHT for 2010 and 2009, calculated at 15% of COHT’s revenue generated from the sales of advertising on SINA’s non-real estate channels, were  $2.5 million and  $0.9 million, respectively. As of December 31, 2010 and 2009, receivables due from COHT were  $2.0 million and  $6.1 million, respectively. In addition, the Company entered into certain license agreements at the time of the transaction with CRIC. The fair value of these license agreements were measured at  $187.4 million and was recognized as deferred revenue and amortized on a straight line basis over the contract period of ten years. The amortized deferred revenue for 2010 and 2009 were  $18.7 million and  $4.7 million, respectively.
     In September 2009, the Company entered into a definitive agreement for a private equity placement of its ordinary shares with New-Wave Investment Holding Company Limited (“New-Wave”), a British Virgin Islands company established and controlled by Charles Chao, the Company’s Chief Executive Officer, and other members of the Company’s management. In November 2009, 5,608,612 ordinary shares were issued to New-Wave for the aggregate consideration of  $180 million. This transaction resulted in a  $10.7 million of stock-based compensation expense. See Note 12 to Consolidated Financial statements.
     Revenues from related parties, excluding those with CRIC stated above, represented approximately 1% of net advertising revenues for 2010. Transactions with related parties included in costs of revenue represented approximately 1% of total costs of revenue for 2010 and in sales and marketing expenses represented approximately 2% of total sales and marketing expenses. Management believes that the terms of the agreements with the related parties are comparable to the terms in arm’s-length transactions with third-party customers and vendors.
     One of the Company’s subsidiaries entered into an agreement with Broadvision Inc. (“Broadvision”) whose Chairman, Chief Executive Officer and President Pehong Chen is a director of SINA. Under this agreement, Broadvision provides HR information management hosting service, including software subscription, system upgrade and technical support. For 2010, 2009 and 2008, the Company paid Broadvision approximately  $112,000,  $114,000 and  $72,000, respectively. There was no payable outstanding as of December 31, 2010.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
8. Income Taxes
     The Company is registered in the Cayman Islands and has operations in four tax jurisdictions — the PRC, the U.S., Hong Kong and Taiwan. The operations in Taiwan represent a branch office of the subsidiary in the U.S. For operations in the U.S, Hong Kong and Taiwan, the Company has incurred net accumulated operating losses for income tax purposes. The Company believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, the Company has provided full valuation allowance for the deferred tax assets arising from the losses at these locations as of December 31, 2010. The Company generated substantially all of its income from its PRC operations for the years ended December 31, 2010, 2009 and 2008, and has recorded income tax provisions for these years. For the year ended December 31, 2010 and 2009, the Company’s Cayman Islands operations recorded an impairment charge of  $128.6 million related to its investment in CRIC and a one-time gain of  $376.6 million in connection with the Transaction, respectively. See Note 3.
     The components of income before income taxes are as follows:

	Year Ended December 31,
	2010	2009	2008
	(In thousands, except percentage)
Income (loss) before income tax expenses	$(10,903)	$420,628	$95,209
Income (loss) from non China operations	$(119,054)	$338,738	$(12,938)
Income from China operations	$108,151	$81,890	$108,147
Income tax expenses applicable to China operations	$8,436	$8,323	$14,042
Effective tax rate for China operations	8%	10%	13%
Cayman Islands
     Under the current tax laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.
China
     Prior to January 1, 2008, the Company’s subsidiaries and variable interest enterprises (“VIEs”) were governed by the previous Income Tax Law (the “Previous IT Law”) of China. Under the Previous IT Law, the Company’s subsidiaries and VIEs were generally subjected to enterprise income taxes at a statutory rate of 33% (30% state income tax plus 3% local income tax) or 15% for qualified high and new technology enterprises. In addition to a preferential statutory rate, some of the Company’s high and new technology subsidiaries were entitled to special tax holidays of three-year tax exemption followed by three years at a 50% reduction in the tax rate, commencing the first operating year.
     Effective January 1, 2008, the new Enterprise Income Tax Law (the “EIT Law”) in China supersedes the Previous IT Law and unifies the enterprise income tax rate for VIEs and foreign-invested enterprises (“FIEs”) at 25%. The EIT Law provides a five-year transitional period for certain entities that enjoyed a favorable income tax rate of less than 25% and/or a preferential tax holiday under the Previous IT Law and were established before March 16, 2007, to gradually increase their rates to 25%. In addition, high and new technology enterprises continue to enjoy a preferential tax rate of 15%. The EIT Law also provides grandfather treatment for high and new technology enterprises that received special tax holidays under the Previous IT Law to continue to enjoy their tax holidays until expiration provided that specific conditions are met. Three of the Company’s subsidiaries in China, SINA.com Technology (China) Co. Ltd., SINA Technology (China) Co. Ltd. and Beijing New Media Information Technology Co. Ltd., were qualified as high and new technology enterprises under the new EIT Law. In addition, SINA (Shanghai) Management Co., Ltd., was qualified a software enterprise in 2010 and is exempted from income tax for two years from 2010 and is entitled to a preferential tax rate of 12.5% for three years from thereafter.
     The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Company does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history of the EIT Law, should SINA be treated as a resident enterprise for PRC tax purposes, the Company will be subject to PRC tax on worldwide income at a uniform tax rate of 25% retroactive to January 1, 2008.
     The EIT Law also imposes a withholding income tax of 10% on dividends distributed by an FIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. Such withholding income tax was exempted under the Previous IT Law. The Cayman Islands, where the Company incorporated, does not have such tax treaty with China. According to the arrangement between Mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by an FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% (if the foreign investor owns directly at least 25% of the shares of the FIE). The State Administration of Taxation further promulgated a circular, or Circular 601, on October 27, 2009, which provides that tax treaty benefits will be denied to “conduit” or shell companies without business substance and that a beneficial ownership analysis will be used based on a “substance-over-form” principle to determine whether or not to grant the tax treaty benefits. A majority of the Company’s FIEs’ operations in China are invested and held by Hong Kong registered entities. If we are regarded as a non-resident enterprise and our Hong Kong subsidiaries are regarded as resident enterprises, then our Hong Kong subsidiaries may be required to pay a 10% withholding tax on any dividends payable to us. If our Hong Kong entities are regarded as non-resident enterprises, then our PRC subsidiaries may be required to pay a 5% withholding tax for any dividends payable to our Hong Kong subsidiaries, however, it is still unclear at this stage whether Circular 601 applies to dividends from our PRC subsidiaries paid to our Hong Kong subsidiaries and if our Hong Kong subsidiaries were not considered as “beneficial owners” of any dividends from their PRC subsidiaries, the dividends payable to our Hong Kong subsidiaries would be subject to withholding tax at a rate of 10%. In accordance with accounting guidance, all undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. Based on the subsequently issued interpretation of the EIT, Article 4 of Cai Shui (2008) Circular No. 1, dividends on earnings prior to 2008 but distributed after 2008 are not subject to withholding income tax. The current policy approved by the Company’s Board allows the Company to distribute PRC earnings offshore only if the Company does not have to pay a dividend tax. Such policy may require the Company to reinvest all earnings made since 2008 onshore indefinitely or be subject to a significant withholding tax should its policy change to allow for earnings distribution offshore. As of December 31, 2010, the Company did not record any withholding tax on the retained earnings of its FIEs in the PRC as the Company intends to reinvest its earnings to further expand its business in China, and its FIEs do not intend to declare dividends on the retained earnings made since 2008 to their immediate foreign holding companies.
     The Company’s VIEs are wholly owned by the Company’s employees and controlled by the Company through various contractual agreements. To the extent that these VIEs have undistributed earnings, the Company will accrue appropriate expected tax associated with repatriation of such undistributed earnings.
     In December 2009, the State Administration of Tax in China issued a circular on strengthening the management of proceeds from equity transfers by non-China tax resident enterprises and requires foreign entities to report indirect sales of China tax resident enterprises. If the existence of the overseas intermediary holding company is disregarded due to lack of reasonable business purpose or substance, gains on such sale are subject to PRC withholding tax. The Company believes that there was reasonable business purpose for the merger of COHT with CRIC, which was to realize the business synergy created by the merger to form a real estate information services platform both online and offline with diversified revenue streams, serving both real estate businesses and consumers. The simultaneous initial public offering allowed the combined company to raise additional capital to fund its future growth. Due to limited guidance and implementation history of the circular, significant judgment is required in the determination of a reasonable business purpose for an equity transfer by our non-China tax resident entity by considering factors, including but not limited to, the form and substance of the arrangement, time of establishment of the foreign entity, relationship between each step of the arrangement, relationship between each component of the arrangement, implementation of the arrangement and the changes in the financial position of all parties involved in the transaction. Although the Company believes that it is more likely than not the said transaction would be determined as one with a reasonable business purpose, should this not be the case, the Company would be subject to a significant withholding tax that could materially and adversely impact its financial position, results of operations and cash flows.
Composition of income tax expenses for China operations
     The following table sets forth current and deferred portion of income tax expenses of the Company’s China subsidiaries and VIEs:

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Current tax provision	$9,142	$7,093	$14,098
Deferred tax (benefits) provision	(706)	1,230	(56)

Income tax expenses	$8,436	$8,323	$14,042

Reconciliation of the differences between statutory tax rate and the effective tax rate for China operations
     The following table sets forth reconciliation between the statutory EIT rate and the effective tax rate for China operations:

	Year Ended December 31,
	2010	2009	2008
Statutory EIT rate	25%	25%	25%
Effect on tax holiday, preferential tax rate and dividend tax on VIEs’ undistributed earnings, net	(18)%	(17)%	(13)%
Permanent differences	1%	1%	1%
Change in valuation allowance	—	1%	—

Effective tax rate for China operations	8%	10%	13%

     The provisions for income taxes for the years ended December 31, 2010, 2009 and 2008 differ from the amounts computed by applying the EIT primarily due to the tax holidays and the preferential tax rate enjoyed by certain of the Company’s entities in the PRC. The lower effective tax rate of the Company’s PRC operations for 2010 as compared to 2009 was primarily due to additional tax holiday received from a newly qualified subsidiary in Shanghai.
     The following table sets forth the effect of tax holiday on China operations:

	Year Ended December 31,
	2010	2009	2008
	(In thousands, except per share amount)
Tax holiday effect	$20,303	$13,422	$16,146
Basic net income (loss) per share effect	$0.33	$0.25	$0.29
Diluted net income (loss) per share effect	$0.33	$0.23	$0.27
     The following table sets forth the significant components of deferred tax assets and liabilities for China operations:

	December 31,
	2010	2009	2008
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$—	$—	$669
Allowances for doubtful accounts, accruals and other liabilities	5,596	4,313	5,159
Depreciation	202	218	1,736

Total deferred tax assets	5,798	4,531	7,564

Less: valuation allowance	(4,787)	(4,259)	(6,252)

Net deferred tax assets	$1,011	$272	$1,312

Deferred tax liabilities:
Depreciation	(223)	(190)	—

Total deferred tax liabilities	$(223)	$(190)	$—

     Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including (i) future reversals of existing taxable temporary differences; (ii) future taxable income exclusive of reversing temporary differences and carryforwards; and (iii) tax planning strategies. Historically, deferred tax assets were valued using the previous statutory rate of 25% or applicable preferential rates.
U.S.
     As of December 31, 2010, the Company’s subsidiary in the U.S. had approximately  $82.3 million of federal and  $33.8 million of state net operating loss carryforwards available to offset future taxable income. The federal net operating loss carryforwards will expire, if unused, in the years ending June 30, 2011 through December 31, 2030, and the state net operating loss carryforwards will expire, if unused, in the years ending June 30, 2011 through December 31, 2020. Included in the net operating loss carryforwards were  $36.1 million and  $23.3 million of federal and state net operating loss carryforwards relating to employee stock options, the benefit of which will be credited to equity when realized. The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in certain situations when changes occur in the stock ownership of a company. In the event the Company has a change in ownership, utilization of carryforwards could be restricted. The deferred tax assets for the U.S. subsidiary at December 31, 2010 consists mainly of net operating loss carryforwards for which a full valuation allowance has been provided, as the management believes it is more likely than not that these assets will not be realized in the future.
     The following table sets forth the significant components of the net deferred tax assets for operation in the U.S.:

	December 31,
	2010	2009	2008
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$30,327	$30,372	$30,013
Other tax credits, allowances for doubtful accounts, accruals and other liabilities	503	512	425

Total deferred tax assets	30,830	30,884	30,438
Less: valuation allowance	(30,830)	(30,884)	(30,438)

Deferred tax assets	$—	$—	$—

Hong Kong
     As of December 31, 2010, the Company’s Hong Kong subsidiary had approximately  $15.7 million of net operating loss carryforwards which can be carried forward indefinitely to offset future taxable income. As of December 31, 2010, the deferred tax assets for the Hong Kong subsidiary, consists mainly of net operating loss carryforwards, for which a full valuation allowance has been provided. Management believes it is more likely than not that these assets will not be realized in the future.
     The following table sets forth the significant components of the net deferred tax assets for Hong Kong operation:

	December 31,
	2010	2009	2008
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$2,584	$2,523	$2,360
Less: valuation allowance	(2,584)	(2,523)	(2,360)

Deferred tax assets	$—	$—	$—

Aggregate net deferred tax assets
     The following table sets forth the significant components of the aggregate deferred tax assets and liabilities:

	December 31,
	2010	2009	2008
	(In thousands)
Deferred tax assets included in prepaid expenses and other current assets and other assets:
Net operating loss carryforwards	$32,911	$32,895	$33,042
Allowances for doubtful accounts, accruals and other liabilities	5,753	4,479	5,238
Depreciation	202	218	1,736
Other tax credits	346	346	346

Total deferred tax assets	39,212	37,938	40,362
Less: valuation allowance	(38,201)	(37,666)	(39,050)

Net deferred tax assets	$1,011	$272	$1,312

Deferred tax liabilities included in accrued liabilities:
Depreciation	$(223)	$(190)	$—

Total deferred tax liabilities	$(223)	$(190)	$—

Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2010
Net Income (Loss) Per Share [Abstract]
Net Income (Loss) Per Share
9. Net Income (Loss) Per Share
     Basic net income (loss) per share is computed using the weighted average number of the ordinary shares outstanding during the period. Diluted net income (loss) per share is computed using the weighted average number of ordinary shares and ordinary share equivalents outstanding during the period. For the years ended December 31, 2010, 2009 and 2008, options to purchase ordinary shares, restricted share units and convertible bond that were anti-dilutive and excluded from the calculation of diluted net income (loss) per share were approximately 4,814,000, 889,000 and 644,000, respectively.
     The following table sets forth the computation of basic and diluted net income (loss) per share for the periods indicated:

	Year Ended December 31,
	2010	2009	2008
	(In thousands, except per share amounts)
Basic net income per share calculation:
Numerator:
Net income (loss) attributable to SINA	$(19,094)	$411,895	$80,638

Denominator:
Weighted average ordinary shares outstanding	61,216	54,722	55,821
Basic net income (loss) per share attributable to SINA	$(0.31)	$7.53	$1.44

Diluted net income per share calculation:
Numerator:
Net income (loss) attributable to SINA	$(19,094)	$411,895	$80,638

Denominator:
Weighted average ordinary shares outstanding	61,216	54,722	55,821
Weighted average ordinary shares equivalents:
Stock options	—	426	770
Unvested restricted shares	—	272	44
Convertible debt	—	3,839	3,839

Shares used in computing diluted net income (loss) per share attributable to SINA	61,216	59,259	60,474

Diluted net income (loss) per share attributable to SINA	$(0.31)	$6.95	$1.33

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans [Abstract]
Employee Benefit Plans
10. Employee Benefit Plans
China Contribution Plan
     The Company’s subsidiaries and VIEs in China participate in a government-mandated, multi-employer, defined contribution plan, pursuant to which certain retirement, medical, housing and other welfare benefits are provided to employees. Chinese labor laws require the Company’s subsidiary to pay to the local labor bureau a monthly contribution at a stated contribution rate based on the monthly basic compensation of qualified employees. The local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution. For the years ended December 31, 2010, 2009 and 2008, the Company contributed a total of  $12.2 million,  $10.8 million,  $9.5 million, respectively.
401(k) Savings Plan
     The Company’s U.S. subsidiary has a savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). Under the 401(k) Plan, participating employees may defer 100% of their eligible pretax earnings up to the Internal Revenue Service’s annual contribution limit. All employees on the U.S. payroll of the Company age 21 years or older are eligible to participate in the 401(k) Plan. The Company has not been required to contribute to the 401(k) Plan.

Profit Appropriation	12 Months Ended
Dec. 31, 2010
Profit Appropriation [Abstract]
Profit Appropriation
11. Profit Appropriation
     The Company’s subsidiaries and VIEs in China are required to make appropriations to certain non-distributable reserve funds. In accordance with the laws applicable to China’s FIEs, its subsidiaries have to make appropriations from its after-tax profit (as determined under Generally Accepted Accounting Principles in the PRC (“PRC GAAP”) to non-distributable reserve funds including (i) general reserve fund, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. General reserve fund is at least 10% of the after-tax profits calculated in accordance with the PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. The appropriation of the other two reserve funds is at the Company’s discretion. At the same time, the Company’s VIEs, in accordance with the China Company Laws, must make appropriations from its after-tax profit (as determined under the PRC GAAP) to non-distributable reserve funds including (i) statutory surplus fund, (ii) statutory public welfare fund and (iii) discretionary surplus fund. Statutory surplus fund is at least 10% of the after-tax profits calculated in accordance with the PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. Appropriation to the statutory public welfare fund is 5% to 10% of the after-tax profits calculated in accordance with the PRC GAAP. Effective January 1, 2006 under the revised China Company Laws, appropriation to the statutory public welfare fund is no longer mandatory. Appropriation to discretionary surplus fund is made at the discretion of the Company.
     General reserve fund and statutory surplus fund are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2010 and 2009, the Company was subject to a maximum appropriation of  $15.4 million and  $12.8 million, respectively, to these non-distributable reserve funds.

Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Shareholders' Equity [Abstract]
Shareholders' Equity
12. Shareholders’ Equity
Stockholder Rights Plan
     In 2005, the Company put in place a Rights Plan to protect the best interests of all shareholders. In general, the Plan vests stockholders of SINA with rights to purchase ordinary shares of the Company at a substantial discount from those securities’ fair market value upon a person or group acquiring, without the approval of the Board of Directors, more than 10% of the Company’s ordinary shares. Any person or group who triggers the purchase right distribution becomes ineligible to participate in the Plan, causing substantial dilution of such person or group’s holdings. The rights will expire on February 22, 2015.
     In addition, the Company’s Board of Directors has the authority, without further action by its shareholders, to issue up to 3,750,000 preference shares in one or more series and to fix the powers and rights of these shares, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights associated with its ordinary shares. Preference shares could thus be issued quickly with terms calculated to delay or prevent a change in control or make removal of management more difficult. Similarly, the Board of Directors may approve the issuance of debentures convertible into voting shares, which may limit the ability of others to acquire control of the Company.
Repurchase program
     In the fourth quarter of 2008, the Board authorized, but did not obligate, the Company to repurchase of up to  $100 million of the Company’s ordinary shares on an opportunistic basis. Stock repurchases under this program may be made through open market purchases, in negotiated transactions off the market, in block trades pursuant to a 10b5-1 plan, which would give a third party independent discretion to make purchases of the Company’s ordinary shares, or otherwise and in such amounts as management deems appropriate. No shares had been repurchased as of December 31, 2008. In 2009, the Company had repurchased an aggregate of 2,454,956 shares in the open market, at an average price of  $20.37 for a total consideration of  $50.0 million.
The repurchase program expired on December 31, 2009. The repurchased shares were canceled in November 2009.
Private equity placement with New-Wave
     In September 2009, the Company entered into a definitive agreement for a private equity placement of its ordinary shares with New-Wave, a British Virgin Islands company established and controlled by Charles Chao, the Company’s Chief Executive Officer, and other members of the Company’s management. Investors in New-Wave include certain key managers and employees of the Company, including without limitation, Charles Chao, Herman Yu, Hong Du, Tong Chen and Yan Wang, and funds managed by CITIC Capital, whose Chief Executive Officer, Yichen Zhang, is a director of the Company. In November 2009, 5,608,612 ordinary shares were issued to New-Wave for the aggregate consideration of  $180 million. The key managers and employees who have invested in New-Wave cannot effect a distribution of the Company’s ordinary shares underlying their shareholding interest in New-Wave unless the holders of more than 50% of New-Wave’s ordinary shares have requested such a distribution and certain other conditions have been satisfied. The shareholding interest in New-Wave of each of the key managers or employees, other than Charles Chao, corresponds to a number of the Company’s ordinary shares that, when aggregated with all other ordinary shares of the Company beneficially owned by such key managers or employees (including ordinary shares issuable upon exercise of options and vesting of restricted share units within 60 days from the date hereof), is less than one percent of the Company’s total issued and outstanding ordinary shares. The shares issued to New-Wave were subject to a six month lock-up and have customary registration rights pursuant to a Registration Rights Agreement entered into between SINA and New-Wave.
Amended and Restated 2007 Share Incentive Plan
     On June 29, 2007, the Company adopted the 2007 Share Incentive Plan (the “2007 Plan”), which plan was amended and restated on August 2, 2010 (the “Amended and Restated 2007 Plan”). The Amended and Restated 2007 Plan permits the granting of share options, share appreciation rights, restricted share units and restricted shares. The Amended and Restated 2007 Plan will terminate on August 1, 2015, unless it is terminated earlier by our Board of Directors. Under the plan, a total of 10,000,000 ordinary shares of the Company are available for issuance. The maximum number of ordinary shares available for issuance will be reduced by 1 share for every 1 share issued pursuant to a share option or share appreciation right and by 1.75 share for every 1 share issued as restricted shares or pursuant to a restricted shares unit. The maximum number of ordinary shares that may be granted subject to awards under the Amended and Restated 2007 Plan during any given fiscal year will be limited to 3% of the total outstanding shares of the Company as of the end of the immediately preceding fiscal year, plus any shares remaining available under the share pool for the immediately preceding fiscal year. Share options and share appreciation rights must be granted with an exercise price of at least 100% of the fair market value on the date of grant. Upon the adoption of the 2007 Plan on June 29, 2007, the 2007 Plan replaced the existing 1999 Stock Plan, 1999 Executive Stock Option Plan and 1999 Directors’ Stock Option Plan and, as a result, no additional awards could be made under such plans. As of December 31, 2010, there were 388,000 options and 538,000 restricted share units outstanding under the Amended and Restated 2007 Plan.
1999 Stock Plan
     In May 1999, the Company adopted the 1999 Stock Plan (the “1999 Plan”). The 1999 Plan provides for the granting of stock options to employees, consultants and directors of the Company. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options (“ISO”) may be granted only to Company employees (including officers and directors who are also employees). Nonqualified stock options (“NSO”) may be granted to Company employees and consultants. Options under the Company’s 1999 Plan may be granted for a term of up to ten years and at prices determined by the Board of Directors of the Company, provided, however, that the exercise price of an ISO shall not be less than 100% of the fair value of the shares on the date of grant or, if granted to a 10% shareholder, shall not be less than 110% of the fair value of the shares on the date of grant. The exercise price of an NSO granted to an executive officer of the Company shall not be less than 100% of the fair value of the shares on the date of grant if such option is intended to qualify as performance-based compensation under Section 162(m) of the US Internal Revenue Code of 1986, as amended. Options granted under the 1999 Plan generally vest over a 4-year term. Certain grants are exercisable immediately under such terms and conditions as determined by the Board of Directors. Ordinary shares issued upon such early exercises are subject to rights of repurchases by the Company until such shares become fully vested. As of December 31, 2010, there were a total of 379,000 options outstanding under the 1999 Plan. Upon the adoption of the 2007 Plan, no additional awards could be made under the 1999 Plan.
1999 Executive Stock Option Plan
     In October 1999, the Board adopted the 1999 Executive Stock Option Plan (the “Executive Plan”). An aggregate of 2,250,000 ordinary shares have been approved for issuance under the Executive Plan. The Executive Plan provides for the granting of options to purchase ordinary shares and ordinary share purchase rights to eligible employees and consultants. There was no option outstanding under the Executive Plan as of December 31, 2010. Options under Executive Plan may be granted for a term of up to ten years and at prices determined by the Board of Directors of the Company, provided, however, that the exercise price of an ISO shall not be less than 100% of the fair value of the shares on the date of grant or, if granted to a 10% shareholder, shall not be less than 110% of the fair value of the shares on the date of grant. The exercise price of an NSO granted to an executive officer of the Company shall not be less than 100% of the fair value of the shares on the date of grant if such option is intended to qualify as performance-based compensation under Section 162(m) of the US Internal Revenue Code of 1986, as amended. Options granted under the Executive Plan generally vest over a four-year term. Certain grants are exercisable immediately under such terms and conditions as determined by the Board of Directors. Ordinary shares issued upon such early exercises are subject to rights of repurchases by the Company until such shares become fully vested. Upon the adoption of the 2007 Plan, no additional awards could be made under the Executive Plan.
1999 Directors’ Stock Option Plan
     In October 1999, the Board approved the 1999 Directors’ Stock Option Plan (the “Directors’ Plan”) covering an aggregate of 750,000 ordinary shares. The Directors’ Plan became effective on the effective date of the initial public offering and provides a non-employee director after the completion of the offering (1) a non statutory stock option to purchase 37,500 ordinary shares on the date on which he or she first becomes a member of the Board of Directors, and (2) an additional non statutory stock option to purchase 15,000 shares on the date of each annual shareholders’ meeting immediately thereafter, if on such date he or she has served on the Board for at least six months. All options granted under the Directors’ Plan shall have an exercise price equal to 100% of the fair value of the shares on the date of grant and shall have a term of 10 years from the date of grant. All options granted under the Directors’ Plan vest in full immediately upon grant. On September 27, 2005, the shareholders of the Company approved an increase to the aggregate number of ordinary shares issuable under the Directors’ Plan from 750,000 ordinary shares to 1,125,000 ordinary shares. As of December 31, 2010, 254,000 options were outstanding under the Directors’ Plan. Upon the adoption of the 2007 Plan, no additional awards could be made under the Directors’ Plan.
Stock-based Compensation

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Included in:
Costs of revenues	$2,989	$5,400	$3,248
Sales and marketing	2,369	5,973	2,098
Product development	1,812	4,112	1,978
General and administrative	6,232	17,759	6,943

	$13,402	$33,244	$14,267

     Stock-based compensation expense for 2009 included  $10.7 million, which is attributable to the increase in fair value of the financed shares from the agreement date with New-Wave in September 2009, when the price was set, to the closing date of the private equity financing in November 2009, the measurement date for accounting purposes. The difference between the fair value of financed shares beneficially owned by management at the closing date and the amount paid by management set at the agreement date is deemed as compensation and recorded as stock-based compensation expense.
     As of December 31, 2010, there was  $17.0 million of unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested stock-based awards granted to the Company’s employees and non-employee directors which will be recognized over a weighted-average period of 1.6 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.
Valuation of Stock Options
     The assumptions used to value the Company’s option grants were as follows:

	Year Ended December 31,
	2010	2009	2008
Stock options:
Expected term (in years)	—	—	4.0
Expected volatility	—	—	46% - 50%
Risk-free interest rate	—	—	2.0% - 2.7%
Expected dividend yield	—	—	0
     No option was granted in 2010 and 2009. Expected term represents the weighted average period of time that stock-based awards granted are expected to be outstanding giving consideration to historical exercise patterns. The simplified method was used for 2008 due to the lack of industry comparison. Expected volatilities are based on historical volatilities of the Company’s ordinary shares over the respective expected term of the stock-based awards. Risk-free interest rate is based on US Treasury zero-coupon issues with maturity terms similar to the expected term on the stock-based awards. The Company does not anticipate paying any cash dividends in the foreseeable future.
     The following table sets forth the summary of number of shares available for issuance:

Shares Available
(In thousands)
December 31, 2008	3,851
Granted*	(2,202)
Cancelled/expired/forfeited	95

December 31, 2009	1,744
Granted*	(67)
Shares added under Amended and Restated 2007 Plan	5,000
Cancelled/expired/forfeited	65

December 31, 2010	6,742

*	In 2010 and 2009, 38,000 and 1,258,000 restricted shares units, or 67,000 and 2,202,000 equivalent shares, were granted, respectively.
Summary of Stock Option
     The following table sets forth the summary of option activities under the Company’ stock option program:

			Weighted Average
	Options	Weighted Average	Remaining	Aggregate
	Outstanding	Exercise Price	Contractual Life	Intrinsic Value
	(In thousands)		(In years)	(In thousands)
December 31, 2008	2,835	$25.85	4.39	$4,018
Exercised	(1,118)	$23.42
Cancelled/expired/forfeited	(138)	$29.31

December 31, 2009	1,579	$27.30	3.68	$28,509
Exercised	(511)	$23.08
Cancelled/expired/forfeited	(47)	$28.94

December 31, 2010	1,021	$29.34	3.06	$40,321

Vested and expected to vest as of December 31, 2009	1,550	$27.17	3.68	$28,194
Exercisable as of December 31, 2009	1,136	$25.34	3.65	$22,702

Vested and expected to vest as of December 31, 2010	1,019	$29.33	3.06	$40,254
Exercisable as of December 31, 2010	858	$28.19	3.03	$34,846
     The total intrinsic value of options exercised during 2010 and 2009 was  $13.9 million and  $21.6 million, respectively. The intrinsic value is calculated as the difference between the market value on the date of exercise and the exercise price of the shares. Cash received from the exercises of stock option during 2010 was  $12.5 million. As reported by the NASDAQ Global Selected Market, the Company’s ending stock price as of December 31, 2010 and 2009 was  $68.82 and  $45.18, respectively.
     As of December 31, 2010, there was  $3.0 million of unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested stock options granted to the Company’s employees and non-employee directors. This cost is expected to be recognized over a weighted-average period of 1.3 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.
     Information regarding the stock options outstanding at December 31, 2010 is summarized below:

		Weighted		Weighted	Weighted Average
	Options	Average	Options	Average	Remaining
Range of Exercise Prices	Outstanding	Exercise Price	Exercisable	Exercise Price	Contractual Life
	(In thousands)		(In thousands)		(In years)
$1.32 - $23.17	256	$19.77	256	$19.77	2.07
$24.23 - $30.35	284	$25.61	284	$25.61	3.71
$33.29 - $33.29	267	$33.29	139	$33.29	3.19
$33.68 - $49.95	214	$40.81	179	$40.39	3.23

	1,021	$29.34	858	$28.19	3.06

Summary of Service-Based Restricted Share Units
     The following table sets forth the summary of service-based restricted share unit activities:

		Weighted-Average
		Grant Date
	Shares Granted	Fair Value
	(In thousands)
December 31, 2008	75	$46.83
Awarded*	1,258	$28.30
Vested	(458)	$32.22
Cancelled	(8)	$22.82

December 31, 2009	867	$27.88
Awarded*	38	$43.57
Vested	(345)	$27.07
Cancelled	(22)	$38.90

December 31, 2010	538	$29.06

*	36,000 and 42,000 restricted shares units were granted to non-employee directors, respectively in 2010 and 2009.
     Restricted share units are not considered outstanding in the computation of basic earnings per share. As of December 31, 2010, there was  $14.0 million of unrecognized compensation cost, adjusted for estimated forfeitures, related to non-vested, service-based restricted share units granted to the Company’s employees and non-employee directors. This cost is expected to be recognized over a weighted-average period of 1.7 years. The total fair value based on the respective vesting dates of the restricted share units vested during the year ended December 31, 2010 was  $15.9 million
Summary of Performance-Based Restricted Share Units
     The following table sets forth the summary of performance-based restricted share unit activities:

		Weighted-Average
		Grant Date
	Shares Granted	Fair Value
	(In thousands)
December 31, 2008	68	$40.57
Vested	(68)	$40.57

December 31, 2009	—	—

December 31, 2010	—	—

     Restricted share units are not considered outstanding in the computation of basic earnings per share. As of December 31, 2010, there was no unrecognized compensation cost related to non-vested, performance-based restricted share units granted to the Company’s employees.
     In September 2008, COHT adopted a 2008 Share Incentive Plan (the “2008 COHT Plan”). The 2008 COHT Plan permits the granting of stock options, share appreciation rights, restricted share units and restricted shares of COHT to employees, directors and consultants. Estimated grant date fair value of options granted in 2009 and 2008 was  $0.5 million. Stock compensation expenses related to the grant are amortized over four years on a straight-line basis, with  $119,000 and  $42,000 expensed in 2009 and 2008, respectively. The 2008 COHT Plan was assumed by CRIC in the Transaction described in Note 3. In August 2010, the Company’s subsidiary T.CN Corporation adopted a 2010 Share Incentive Plan (the “2010 T.CN Plan”), which permits the granting of stock options, share appreciation rights, restricted share units and restricted shares of T.CN to employees, directors and consultants. During 2010, the Company granted options of T.CN equivalent to approximately 15.9% of the subsidiary’s ordinary shares on a fully diluted basis. Estimated grant date fair value of options granted in 2010 was  $4.2 million. Stock compensation expenses related to the grants are amortized over four years on a straight-line basis with  $267,000 expensed in 2010.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment Information
13. Segment Information
     The Company currently operates in three principal business segments globally — advertising, MVAS and other non-advertising. Information regarding the business segments provided to the Company’s chief operating decision makers (“CODM”) are usually at the revenue or gross margin level. The Company currently does not allocate operating costs nor assets to its segments, as its CODM does not use such information to allocate resources to or evaluate the performance of the operating segments.
     The following is a summary of revenues, costs of revenues and gross margins:

	Advertising	MVAS	Other	Total
	(In thousands, except percentages)
Year ended December 31, 2010:
Net revenues	$290,814	$86,183	$25,620	$402,617
Costs of revenues	116,295	49,612	2,503	168,410
Gross margin	60%	42%	90%	58%
Year ended December 31, 2009:
Net revenues	$227,895	$119,341	$11,331	$358,567
Costs of revenues	99,835	56,851	1,606	158,292
Gross margin	56%	52%	86%	56%
Year ended December 31, 2008:
Net revenues	$258,499	$103,318	$7,770	$369,587
Costs of revenues	100,008	48,005	2,322	150,335
Gross margin	61%	54%	70%	59%
     The following is a summary of the Company’s geographic operations:

	China	International	Total
	(In thousands)
Year ended and as of December 31, 2010:
Net revenues	$398,743	$3,874	$402,617
Long-lived assets	32,690	599	33,289
Year ended and as of December 31, 2009:
Net revenues	$355,585	$2,982	$358,567
Long-lived assets	22,346	676	23,022
Year ended and as of December 31, 2008:
Net revenues	$365,959	$3,628	$369,587
Long-lived assets	33,005	1,106	34,111
     Revenues are attributed to the countries in which the invoices are issued.

Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Financial Instruments
14. Financial Instruments
Fair Value of Financial Instruments

	Fair Value Measurements at December 31, 2010
	(In thousands)
		Quoted Prices in
		Active Market	Significant Other
		for Identical Assets	Observable Inputs
	Total	(Level 1)	(Level 2)
Money market funds(1)	$226,509	$226,509	$—
Bank time deposits(2)	437,309	—	437,309

Total	$663,818	$226,509	$437,309

	Fair Value Measurements at December 31, 2009
	(In thousands)
		Quoted Prices in
		Active Market	Significant Other
		for Identical Assets	Observable Inputs
	Total	(Level 1)	(Level 2)
Money market funds(1)	$468,322	$468,322	$—
Bank time deposits(2)	235,122	—	235,122

Total	$703,444	$468,322	$235,122

(1)	Included in cash and cash equivalents on the Company’s consolidated balance sheets.

(2)	Included in cash and cash equivalents and short-term investments on the Company’s consolidated balance sheets.
Concentration of Risk
     Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments and accounts receivables. In addition, with majority of its operations in China, the Company is subject to RMB currency risk and offshore remittance risk, both of which the Company has no way to hedge.
     The Company limits its exposure to credit loss by depositing its cash and cash equivalents with financial institutions in the U.S., PRC, Hong Kong and Taiwan that management believes are of high credit quality.
     The Company had approximately  $597.0 million in cash and bank deposits, such as time deposits (with terms generally up to twelve months) and bank notes, with large domestic banks in China as of December 31, 2010. Historically, deposits in Chinese banks were secure due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law that came into effect on June 1, 2007, which contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law. Under the new Bankruptcy Law, a Chinese bank may go bankrupt. In addition, since China’s concession to WTO, foreign banks have been gradually permitted to operate in China and have become significant competitors to Chinese banks in many aspects, especially since the opening of RMB business to foreign banks in late 2006. Therefore, the risk of bankruptcy on Chinese banks in which the Company holds cash and bank deposits has increased. In the event that a Chinese bank that holds the Company’s deposits goes bankrupt, the Company is unlikely to claim its deposits back in full, since it is unlikely to be classified as a secured creditor to the bank under the PRC laws.
     Accounts receivable consist primarily of advertising agencies, direct advertising customers and mobile operators. As of December 31, 2010 and 2009, substantially all accounts receivable were derived from the Company’s China operations.
     Advertising revenues from agencies accounted for approximately 91%, 93% and 91% of the Company’s advertising revenues for fiscal year 2010, 2009 and 2008, respectively. For 2010, our 10 largest advertising agencies in China contributed to 51% of our advertising revenues, and no individual customer or agency accounted for more than 10% of our total net revenues in 2010. For 2009 and 2008, Focus Media, mainly through its advertising agency subsidiaries, accounted for 12% and 14%, respectively, of the Company’s total net revenues. No advertising agency accounted for 10% or more of the Company’s net accounts receivables as of December 31, 2010. Focus Media and HY Link Advertising (BJ) Co., also a large advertising agency in China, accounted for 17% and 10%, respectively, of the Company’s net accounts receivables as of December 31, 2009. No individual advertising customer accounted for 10% or more of total net revenues for 2010, 2009 and 2008. No individual advertising customer accounted for 10% or more of net accounts receivables as of December 31, 2010 and 2009.
     With regards to the MVAS operations, revenues charged via provincial and local subsidiaries of China Mobile were 17%, 28% and 25% of the Company’s net revenues in 2010, 2009, and 2008, respectively. Revenues from the SMS product line accounted for 10%, 15% and less than 10% of the Company’s net revenues for 2010, 2009 and 2008, respectively. China Mobile and its provincial and local subsidiaries in aggregate accounted for less than 10% and 13% of the Company’s net accounts receivables as of December 31, 2010 and 2009, respectively. Accounts receivable from third-party operators represent MVAS fees collected on behalf of the Company after deducting their billing and collection services and transmission charges. The Company maintains allowances for potential credit losses. Historically, the Company has not had any significant direct write off of bad debts.
     The majority of the Company’s net income was derived from China. The operations in China are carried out by the subsidiaries and VIEs. The Company depends on dividend payments from its subsidiaries in China for its revenues after these subsidiaries receive payments from VIEs in China under various services and other arrangements. In addition, under Chinese law, its subsidiaries are only allowed to pay dividends to the Company out of their accumulated profits, if any, as determined in accordance with Chinese accounting standards and regulations. Moreover, these Chinese subsidiaries are required to set aside at least 10% of their respective accumulated profits, if any, up to 50% of their registered capital to fund certain mandated reserve funds that are not payable or distributable as cash dividends. The appropriation to mandated reserve funds are assessed annually. As of December 31, 2010, the Company is subject to a maximum appropriation of  $15.4 million to these non-distributable reserve funds.
     In 2010, the majority of the Company’s revenues derived and expenses incurred were in RMB. As of December 31, 2010, the Company’s cash, cash equivalents and short-term investments balance denominated in RMB was  $318.7 million, accounting for 36% of the Company’s total cash, cash equivalents and short-term investments balance. The Company’s accounts receivable balance denominated in RMB was  $89.2 million, which accounted for 99% of its net accounts receivable balance. The Company’s current liabilities balance denominated in RMB was  $102.2 million, which accounted for 41% of its total current liabilities balance as of December 31, 2010. Accordingly, the Company may experience economic losses and negative impacts on earnings and equity as a result of exchange rate fluctuations of RMB. Moreover, the Chinese government imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Company may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency.
     The Company performed a test on the restricted net assets of consolidated subsidiaries and VIEs (the “restricted net assets”) in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), “General Notes to Financial Statements” and concluded that the restricted net assets did not exceed 25% of the consolidated net assets of the Company as of December 31, 2010.

Convertible Debt	12 Months Ended
Dec. 31, 2010
Convertible Debt [Abstract]
Convertible Debt
15. Convertible Debt
     In 2003, the Company issued  $100 million of zero-coupon, convertible, subordinated notes (the “Notes”) due 2023. The Notes were issued at par and bear no interest. The Notes will be convertible into SINA ordinary shares, upon satisfaction of certain conditions, at an initial conversion price of  $25.79 per share, subject to adjustments for certain events. One of the conditions for conversion of the Notes to SINA ordinary shares is conversion upon satisfaction of market price condition, when the sale price (defined as closing per share sales price) of SINA ordinary shares reaches a specified threshold for a defined period of time. The specified thresholds are (i) during the period from issuance to July 15, 2022, if the sale price of SINA ordinary shares, for each of any five consecutive trading days in the immediately preceding fiscal quarter, exceeds 115% of the conversion price per ordinary share, and (ii) during the period from July 15, 2022 to July 15, 2023, if the sale price of SINA ordinary shares on the previous trading day is more than 115% of the conversion price per ordinary share. For the quarter ended March 31, 2011, the sale price of SINA ordinary shares exceeded the threshold set forth in item (i) above; therefore, the Notes are convertible into SINA ordinary shares during the quarter ending June 30, 2011.
     Upon a purchaser’s election to convert the Notes, the Company has the right to deliver cash in lieu of ordinary shares, or a combination of cash and ordinary shares. The Company may redeem for cash all or part of the Notes on or after July 15, 2012, at a price equal to 100% of the principal amount of the Notes being redeemed. The purchasers may require the Company to repurchase all or part of the Notes for cash on July 15 annually from 2007 through 2013, and on July 15, 2018, or upon a change of control, at a price equal to 100% of the principal amount of the Notes.
     In accordance with guidance, obligations such as the Notes are considered current liabilities when they are or will be callable within one year from the balance sheet date, even though liquidation may not be expected within that period. These notes were accounted for in accordance with the revised guidance on accounting for convertible debt instrument issued by the FASB which the Company adopted on January 1, 2009.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
16. Commitments and Contingencies
     Operating lease commitments include the commitments under the lease agreements for the Company’s office premises. The Company leases its office facilities under non-cancelable operating leases with various expiration dates through 2013. For the years ended December 31, 2010, 2009 and 2008, rental expense was  $8.4 million,  $7.6 million and  $6.5 million, respectively. Based on the current rental lease agreements, future minimum rental payments required as of December 31, 2010 were as follows:

		Less than One	One to	Three to	More than
	Total	Year	Three Years	Five Years	Five Years
	(In thousands)
Operating leases commitment	$18,607	$5,528	$13,079	$—	$—
     Purchase commitments mainly include minimum commitments for Internet connection fees associated with websites production, content fees associated with websites production and MVAS, advertising serving services and marketing activities. Purchase commitments as of December 31, 2010 were as follows:

		Less than One	One to	Three to	More than
	Total	Year	Three Years	Five Years	Five Years
	(In thousands)
Purchase commitments	$98,129	$64,713	$33,016	$177	$223
     There are uncertainties regarding the legal basis of our ability to operate an Internet business and telecommunication value-added services in China. Although China has implemented a wide range of market-oriented economic reforms, the telecommunication, information and media industries remain highly regulated. Not only are such restrictions currently in place, but in addition regulations are unclear as to in which specific segments of these industries companies with foreign investors, including us, may operate. Therefore, the Company might be required to limit the scope of its operations in China, and this could have a material adverse effect on its financial position, results of operations and cash flows.
     As of the date the Company filed this Form 20-F, there are no legal or arbitration proceedings that have had in the recent past, or to the Company’s knowledge, may have, significant effects on the Company’s financial position or profitability.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
17. Subsequent Events
     In March 2011, the Company purchased 77.0 million ordinary shares (equivalent to 11.0 million American Depositary Shares (“ADS”), or approximately 19% of Mecox Lane’s issued and outstanding shares) (“Purchase Shares”) of Mecox Lane Limited (“Mecox Lane”) for an aggregate purchase price of  $66.0 million, or  $0.8571 per share, equivalent to  $6.00 per ADS (“Mecox Transaction”). The Company has right to nominate one member to Mecox Lane’s board of directors. The Purchase Shares are subject to a one-year lock-up the closing date of the Mecox Transaction. The Company also has a two-year option from the closing date to purchase an additional 48.3 million ordinary shares (equivalent to 6.9 million ADS) of Mecox Lane with an exercise price of  $1.1429 per share, equivalent to  $8.00 per ADS.
     Subsequent to December 31, 2010, the Company issued approximately 3.7 million new common shares to settle conversion requests equivalent to  $96.1 million in convertible bond at a conversion price of  $25.79.
     The Company has performed an evaluation of subsequent events May 31, 2011, noting no other events or transactions requiring recognition or disclosure.